EXHIBIT 10.3


     AGREEMENT, LIMITED WAIVER AND SEVENTH AMENDMENT, dated as of October 30, 2002 (this "Seventh Amendment"), among FIBERNET OPERATIONS, INC., a Delaware corporation ("FiberNet"), DEVNET L.L.C., a Delaware limited liability company ("Devnet" and, together with FiberNet, the "Borrowers"), and the financial institutions party to the Credit Agreement (as defined below) as lenders (collectively, the "Lenders"), to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February 9, 2001 (the "Credit Agreement"), among the Borrowers, the Lenders, DEUTSCHE BANK AG NEW YORK BRANCH ("DBAG"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), TD SECURITIES (USA) INC. ("TD"), as syndication agent for the Lenders (in such capacity, the "Syndication Agent"), and WACHOVIA INVESTORS, INC., as documentation agent for the Lenders (in such capacity, the "Documentation Agent").

                                    RECITALS
                                    --------

     WHEREAS, the Borrowers wish to make certain amendments to the Credit Agreement, which are more particularly described herein and to waive an Event of Default identified herein.

                                    AGREEMENT
                                    ---------

     NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

     Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

                                   ARTICLE II.
                  REDUCTION OF COMMITMENTS AND RELATED ACTIONS

     Pursuant to Section 2.5 of the Credit Agreement, the Borrowers hereby cancel permanently $1,000,000 of Term Loan Commitments (in respect of which no Term Loans are currently outstanding) and $611,465 of Revolving Loan Commitments (in respect of which no Revolving Loans or Letters of Credit are currently outstanding), which cancellation shall be effective, without any further action on the part of the Borrowers or any other Person, upon the Lender Common Stock Closing. All outstanding Letters of Credit shall remain outstanding on the date of the Lender Common Stock Closing, provided that the aggregate amount of all outstanding Letter of Credit Obligations shall not exceed $7,140,535 In addition, the Borrowers shall, concurrently with the Lender Common Stock Closing, prepay Term Loans in an aggregate principal amount of $41,000,000 (to be allocated to the Lenders in the amounts set forth on Schedule A attached hereto) and prepay, and, pursuant to Section 2.5 of the Credit Agreement, cancel permanently Revolving Loan Commitments in an aggregate principal amount of $25,000,000, which prepayment shall be made by the issuance to the Lenders of common stock and warrants pursuant to the Stock Purchase Agreement and which cancellation of commitments shall be effective without any further action on the part of the Borrowers, any Lender or any other Person upon the Lender Common Stock Closing. In connection with and at the same time as the prepayments of Term Loans and Revolving Loans described in the preceding sentence, the Borrowers shall pay accrued interest thereon in the amount of $3,156,579.77 (which amount represents a portion of the $5,156,579.77 of interest on such Loans which was due and payable, but was not paid, on any Interest Payment Date occurring prior to the date of the Seventh Amendment) in the manner set forth in clause (i) of the proviso that is being added to Section 2.3.C. of the Credit Agreement in accordance with Section 3.05 hereof. All other interest in respect of such Loans which accrued but was unpaid as of the date of the Seventh Amendment shall be subject to the provisions set forth with respect thereto in the proviso that is being added to Section 2.3.C. of the Credit Agreement in accordance with Section 3.05 hereof. After giving effect to the forgoing transactions, the aggregate amount of the Term Loan Commitments on the date of the Seventh Amendment shall be $26,156,579.77 and the aggregate amount of the Revolving Loan Commitments on the date of the Seventh Amendment shall be $14,388,535, which amounts the parties hereto hereby acknowledge are the total respective Term Loan and Revolving Loan principal amounts outstanding as of the date hereof.

                                  ARTICLE III.
                                   AMENDMENTS

     Section 3.01 Definitions.

     (a) The following defined terms are added to Section 1.1 of the Credit Agreement in their proper alphabetical order:

     "Consolidated Revenue" means, for any period, all revenue received by any member of the Borrower Group that would, in conformity with GAAP, be included on the consolidated income statement of the Borrower Group as revenue for such period.

     "Investors" means DBAG, TD, Nortel Networks, IBM Credit Corporation, Bank One, NA and Wachovia Investors, Inc.

     "Investors' Rights Agreement" means the Investor's Rights Agreement, dated October 30, 2002, among the Parent and the Investors.

     "Lender Common Stock and Warrants" means the common stock and warrants of Parent issued to the Lenders pursuant to the Stock Purchase Agreement.

     "Lender Common Stock Closing" means the issuance by Parent to the Lenders of 440,000,000 shares of Lender Common Stock and Warrants to purchase 110,000,000 shares of Parent's common stock, and the satisfaction of all conditions precedent to closing under the Stock Purchase Agreement.

     "Lender Common Stock Conversion" means the conversion of debt to the equity capital of the Parent by the Lenders in an aggregate amount of $66,000,000, as more particularly described in Article II of the Seventh Amendment.

     "Lender Common Stock Conversion Documents" means the Stock Purchase Agreement, the Investors' Rights Agreement, the Stockholders' Agreement and the warrants issued in connection therewith, together with any other instruments and agreements entered into by the Parent or its Subsidiaries in connection therewith, as the same may be amended, supplemented, replaced or otherwise modified from time to time in accordance with this Agreement.

     "LOC Revolving Loan" has the meaning assigned to that term in Section
2.2.A.

     "Required Equity" means the issuance of common stock and warrants of the same class and series as, and otherwise identical to, the Lender Common Stock and Warrants, yielding Net Proceeds of at least $3,300,000.

     "Seventh Amendment" means the Agreement and Seventh Amendment to the Credit Agreement, dated October 30, 2002, among the Borrowers and the Administrative Agent.

     "Stock Purchase Agreement" means the Common Stock and Warrant Purchase Agreement, dated October 30, 2002, among the Parent and the Investors.

     "Stockholders' Agreement" means the Stockholders' Agreement, dated October 30, 2002, among the Parent and the Investors.

     (b) The definition of "Applicable Margin" is amended by (i) replacing the period (".") at the end of the first proviso with a semicolon (";") and (ii) adding the following new sentence before the words "If any financial statement referred to in Section 5.1(ii)" in the twenty-second line thereof:

     "provided further that, notwithstanding the foregoing, until December 31, 2003, the Applicable Margin for Eurodollar Rate Loans shall be 3.75% and for Base Rate Loans shall be 2.75%."

     (c) The definition of "Change in Control" is amended by (i) replacing the period (".") at the end of the definition with a semicolon (";") and (ii) adding the following immediately thereafter:

     "provided, however, that, notwithstanding the foregoing, no transaction effected by any of the Borrowers with the consent of the Lenders in connection with the Lender Common Stock Conversion shall be deemed a Change in Control."

     (d) The definition of "Consolidated Capitalization" is deleted in its entirety.

     (e) The definition of "Consolidated Fixed Charge Coverage Ratio" is amended by (i) replacing the words "two preceding Fiscal Quarters" in the third line thereof with the words "four preceding Fiscal Quarters", (ii) deleting the words "multiplied by two" in the third line thereof and (iii) replacing the words "such period" in the fourth line thereof with the words "the then just ended Fiscal Quarter".

     (f) The definition of "Consolidated Interest Coverage Ratio" is amended by
(i) replacing the words "prior two consecutive Fiscal Quarters" in the second and third lines thereof with the words "prior four consecutive Fiscal Quarters" and (ii) deleting the words "multiplied by two" in the third line thereof.

     (g) The definition of "Consolidated Leverage Ratio" is amended by (i) replacing the words "two preceding Fiscal Quarters" in the third line thereof with the words "four preceding Fiscal Quarters" and (ii) deleting the words "multiplied by two" in the fourth line thereof.

     (h) The definition of "Fee Letters" is amended by (i) replacing the word "and" in the fifth line thereof with a comma (",") and (ii) adding the following new clause after the words "and IBM Credit Corporation" in the sixth line thereof:

          "and (v) the Fee Letter, dated October 30, 2002, among the Borrowers, DBAG, Wachovia Securities, Inc., TD, Bank One, NA, Nortel Networks and IBM Credit Corporation."

     (i) The definition of "Net Revenue" is deleted in its entirety.

     (j) The definition of "NPPE" is deleted in its entirety.

     (k) The definition of "Restricted Payment" is amended by (i) replacing the period (".") at the end of the definition with a semicolon (";") and (ii) adding the following immediately thereafter:

     "provided, however, that, notwithstanding the foregoing, no transaction effected by any of the Borrowers with the consent of the Lenders in connection with the Lender Common Stock Closing shall be deemed a Restricted Payment."

     Section 3.02 Term Loans.

     (a) Section 2.1.A.(i) of the Credit Agreement is amended by (i) replacing the words "each Term Lender's Commitment as of the Closing Date" in the sixth line thereof with the words "each Term Lender's Commitment as of the date of the Seventh Amendment" and (ii) replacing the words "the Term Loan Commitments is $65,000,000" in the eighth line thereof with the words "the Term Loan Commitments is $26,156,579.77".

     (b) Schedule 2.1.A of the Credit Agreement is amended by deleting it in its entirety and replacing it with the revised Schedule 2.1.A set forth on Annex I hereto.

     Section 3.03 Revolving Loans.

     (a) Section 2.1.A.(ii) of the Credit Agreement is amended by deleting it in its entirety and replacing it with the following:

     "(ii) Revolving Loans. Each Revolving Lender severally agrees to make revolving loans ("Revolving Loans") to the Borrowers from the Closing Date until the

Revolving Loan Commitment Termination Date in an aggregate amount not exceeding its Pro Rata Share of the aggregate amount of the Revolving Loan Commitments. Each Borrower shall use the proceeds of any such Revolving Loans solely for the purposes identified in Section 5.12. The amount of each Revolving Lender's Commitment as of the date of the Seventh Amendment is set forth opposite its name on Schedule 2.1.A annexed hereto and the aggregate amount of the Revolving Loan Commitments is $14,388,535; provided that the Revolving Loan Commitments of the applicable Revolving Lenders shall be adjusted to give effect to any assignments of such Revolving Lender's respective Revolving Loan Commitments pursuant to Section 9.1.; and provided further that the amount of the Revolving Loan Commitments shall be reduced from time to time by the amount of any reductions thereto made pursuant to Section 2.5. Notwithstanding anything to the contrary herein, the outstanding principal amount of Revolving Loans made pursuant to this Section 2.1.A(ii) shall not at any time exceed $7,248,000. Each Revolving Lender's Revolving Loan Commitments shall expire immediately and without further action on the Revolving Loan Commitment Termination Date and no Revolving Loans shall be made after such date. Amounts borrowed under this
Section 2.1.A.(ii) and subsequently repaid or prepaid may be reborrowed; provided, however, that (i) the aggregate principal amount of Revolving Loans outstanding that were made pursuant to this Section 2.1.A(ii) shall not at any time exceed $7,248,000 and (ii) the aggregate principal amount of the Revolving Loans (including LOC Revolving Loans) outstanding at any time, when taken together with the outstanding Letter of Credit Obligations, may not exceed the aggregate amount of the Revolving Loan Commitments."

     Section 3.04 Letters of Credit.

     (a) Section 2.2.A. of the Credit Agreement is amended by deleting it in its entirety and replacing it with the following:

     "A. Issuance of Letters of Credit. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, the Issuing Bank agrees to issue, and each Revolving Loan Lender severally agrees to participate in the issuance by the Issuing Bank of, Letters of Credit in Dollars from time to time from the Closing Date until the Revolving Loan Commitment Termination Date as any Borrower may request, in a form acceptable to the Issuing Bank; provided, however, that (i) the sum of the outstanding Letter of Credit Obligations and any outstanding Revolving Loans made under Section 2.2.E. (each such Revolving Loan an "LOC Revolving Loan") shall not at any time exceed $7,140,535 (the "LOC Committed Amount") and (ii) the sum of the aggregate outstanding principal amount of Revolving Loans (including LOC Revolving Loans) plus outstanding Letter of Credit Obligations shall not at any time exceed the aggregate amount of the Revolving Loan Commitments. No Letter of Credit shall
(a) have an original expiry date more than one year from the date of issuance (provided that any such Letter of Credit may contain customary "evergreen" provisions pursuant to which the expiry date is automatically extended by a specific time period unless the Issuing Bank gives notice of expiration or termination to the beneficiary of such Letter of Credit at least a specified time period prior to the expiry date then in effect) or (b) as originally issued or as extended, have an expiry date extending beyond the date which is 30 days prior to the Maturity Date. Each Letter of Credit shall comply with the terms and conditions of the related LOC Documents. The issuance and expiry dates of each Letter of Credit shall be a Business Day."

     Section 3.05 Interest on the Loans.

     (a) Section 2.3.C. of the Credit Agreement is amended by adding the following proviso after the words "maturity (including final maturity)" in the fourth line thereof:

     "provided, however, that, notwithstanding the foregoing, (i) accrued but unpaid interest on the Loans being prepaid on the date of the Seventh Amendment as set forth in Article II thereof in the amount of $3,156,579.77 shall, on such date, be capitalized and added to the outstanding principal amount of the Term Loans, (ii) if, on or prior to November 8, 2002, accrued but unpaid interest on the Loans being prepaid on the date of the Seventh Amendment as set forth in
Article II thereof in the amount of $2,000,000 has not been paid to the Lenders on terms and conditions satisfactory to the Administrative Agent, then an Event of Default shall occur at such time and the provisions of Section 2.3.E. shall apply thereto, (iii) all accrued but unpaid interest on the Loans being prepaid on the date of the Seventh Amendment as set forth in Article II thereof (other than the accrued but unpaid interest that is referred to in clause (i) or clause
(ii) of this proviso) shall be capitalized and added to the outstanding principal amount of the Term Loans on the next Interest Payment Date on which such interest otherwise would have been due and payable and (iv) all interest on any Loan that accrues during the period beginning on the date of the Seventh Amendment and ending on June 30, 2003 shall, on the earlier to occur of the next Interest Payment Date on which such interest otherwise would be due and payable and June 30, 2003, be capitalized and added to the outstanding principal amount of the Term Loans, and, in the case of each of clauses (i), (iii) and (iv) above, all interest on such Term Loans shall, thereafter, subject to the provisions of Section 2.3.E, be payable in arrears on and to each Interest Payment Date applicable to the Term Loans, upon any prepayment of that Loan (to the extent accrued on the amount being prepaid) and at maturity (including final maturity)"

     Section 3.06 Prepayments Due to Issuance of Debt or Equity.

     (a) Section 2.5.B.(iii)(a) of the Credit Agreement is amended by deleting it in its entirety and replacing it with the following:

     "(a) Automatic Reductions of Commitments. The Revolving Loan Commitments and the Term Loan Commitments in effect from time to time shall be permanently reduced on the dates and by the amounts (calculated from the amount of the Revolving Loan Commitments and the Term Loan Commitments, as the case may be, outstanding as of the date of the Seventh Amendment) set forth below:

                  --------------------------------------------
                                         Aggregate Reduction
                                           (Expressed as a
                    Date of Reduction        Percentage)
                  --------------------------------------------
                       03/31/2004              3.00%
                  --------------------------------------------
                       06/30/2004              3.00%
                  --------------------------------------------
                       09/30/2004              6.50%
                  --------------------------------------------
                       12/31/2004              6.50%
                  --------------------------------------------
                       03/31/2005              9.00%
                  --------------------------------------------

                  --------------------------------------------
                       06/30/2005              9.00%
                  --------------------------------------------
                       09/30/2005              9.00%
                  --------------------------------------------
                       12/31/2005              9.00%
                  --------------------------------------------
                       03/31/2006              9.00%
                  --------------------------------------------
                       06/30/2006              9.00%
                  --------------------------------------------
                       09/30/2006              9.00%
                  --------------------------------------------
                       12/31/2006              9.00%
                  --------------------------------------------
                        Maturity               9.00%
                  --------------------------------------------

     All such reductions shall reduce (1) the Revolving Loan Commitment of each Revolving Loan Lender proportionately to its Pro Rata Share of the Revolving Loan Commitments and (2) the Term Loan Commitment of each Term Loan Lender proportionately to its Pro Rata share of the Term Loan Commitments. In connection with any such reduction, the Borrowers shall prepay the Revolving Loans and the Term Loans, as the case may be, in accordance with Section 2.5.B(v)."

     (b) Section 2.5.B.(iii)(d) of the Credit Agreement is amended by (i) deleting clause (v) in its entirety and (ii) adding the following clauses (v, vi and vii) immediately prior to the words "in each case to prepay the Loans or permanently" in the twenty-third line thereof:

     "(v) such Net Proceeds received in connection with the Lender Common Stock Conversion, (vi) such Net Proceeds received in connection with the issuance, on or before December 31, 2002, of equity (other than the Required Equity) at a price equal to or greater than $0.15 per share and in an amount not to exceed $2,000,000 and (vii) such Net Proceeds received in connection with the Required Equity,"

     Section 3.07 Compensation For Breakage Costs

     (a) Section 2.6.D. of the Credit Agreement is amended by (i) deleting the word "or" in the fourteenth line thereof and (ii) adding the following new clause after the words "by the terms of this Agreement" in the sixteenth line thereof:

     "or (v) as a consequence of the consummation of the transactions contemplated by the Lender Common Stock Conversion Documents."

     Section 3.08 Interest Rate Protection.

     (a) Section 5.15 of the Credit Agreement is amended by replacing the words "On or before June 30, 2002" in the first line thereof with the words "On or before June 30, 2003".

     Section 3.09 Additional Equity Contribution.

     (a) Section 5.16. of the Credit Agreement is amended by deleting it in its entirety and replacing it with the following:

     "SECTION 5.16. [Intentionally omitted]"

     Section 3.10 Indebtedness.

     (a) Section 6.1(viii) of the Credit Agreement is amended by replacing the words "aggregate annual payments not to exceed $1,000,000" in the second line thereof with the words "aggregate annual payments not to exceed $500,000".

     Section 3.11 Financial Covenants.

     (a) Section 6.6. of the Credit Agreement is amended by deleting it in its entirety and replacing it with the following:

     "SECTION 6.6. Financial Covenants.

     A. Minimum Consolidated Revenue. At the end of each Fiscal Quarter of the Borrower Group, no Borrower shall permit the Consolidated Revenue for the immediately preceding four Fiscal Quarters ending on any date set forth below to be less than the amount set forth below opposite such date:

               ==================================================
                       Date             Minimum Consolidated
                                               Revenue
                                            (in Dollars)
               --------------------------------------------------
               September 30, 2002            27,095,700
               --------------------------------------------------
               December 31, 2002             24,818,600
               --------------------------------------------------
               March 31, 2003                23,211,600
               --------------------------------------------------
               June 30, 2003                 22,695,200
               --------------------------------------------------
               September 30, 2003            24,538,700
               --------------------------------------------------
               December 31, 2003             27,011,000
               --------------------------------------------------
               March 31, 2004                29,708,600
               --------------------------------------------------
               June 30, 2004                 32,527,400
               --------------------------------------------------
               September 30, 2004            35,134,100
               --------------------------------------------------

               --------------------------------------------------
               December 31, 2004             37,689,200
               --------------------------------------------------
               March 31, 2005                40,347,200
               --------------------------------------------------
               June 30, 2005                 42,809,100
               --------------------------------------------------
               September 30, 2005            45,023,700
               --------------------------------------------------
               December 31, 2005             46,969,700
               --------------------------------------------------
               March 31, 2006                48,605,500
               --------------------------------------------------
               June 30, 2006                 50,162,100
               --------------------------------------------------
               September 30, 2006            51,558,800
               --------------------------------------------------
               December 31, 2006             52,777,800
               --------------------------------------------------

     B. Minimum Consolidated EBITDA. At the end of each Fiscal Quarter of the Borrower Group, no Borrower shall permit the Consolidated EBITDA for the immediately preceding four Fiscal Quarters ending on any date set forth below to be less than the amount set forth below opposite such date:

                ===================================================
                         Date             Minimum Consolidated
                                                 EBITDA
                                              (in Dollars)
                ---------------------------------------------------
                September 30, 2002              1,359,100
                ---------------------------------------------------
                December 31, 2002               1,805,000
                ---------------------------------------------------
                March 31, 2003                  1,174,800
                ---------------------------------------------------
                June 30, 2003                    31,600
                ---------------------------------------------------
                September 30, 2003              1,474,500
                ---------------------------------------------------
                December 31, 2003               3,459,400
                ---------------------------------------------------
                March 31, 2004                  5,799,700
                ---------------------------------------------------
                June 30, 2004                   8,242,500
                ---------------------------------------------------
                September 30, 2004             10,438,700
                ---------------------------------------------------

                ---------------------------------------------------
                December 31, 2004              12,570,900
                ---------------------------------------------------
                March 31, 2005                 14,714,100
                ---------------------------------------------------
                June 30, 2005                  16,666,700
                ---------------------------------------------------
                September 30, 2005             18,382,100
                ---------------------------------------------------
                December 31, 2005              19,824,700
                ---------------------------------------------------
                March 31, 2006                 26,561,700
                ---------------------------------------------------
                June 30, 2006                  33,281,700
                ---------------------------------------------------
                September 30, 2006             39,914,800
                ---------------------------------------------------
                December 31, 2006              46,442,100
                ===================================================

     C. Maximum Cumulative Capital Expenditures. At the end of each Fiscal Quarter of the Borrower Group, no Borrower shall permit Consolidated Capital Expenditures for the period commencing on September 30, 2002 and ending on the dates set forth below to be greater than the amounts set forth below:

                ===================================================
                         Date              Maximum Cumulative
                                          Consolidated Capital
                                              Expenditures
                                         From September 30, 2002
                                              (In Dollars)
                ---------------------------------------------------
                September 30, 2002               550,000
                ---------------------------------------------------
                December 31, 2002               1,650,000
                ---------------------------------------------------
                March 31, 2003                  3,186,700
                ---------------------------------------------------
                June 30, 2003                   4,262,500
                ---------------------------------------------------
                September 30, 2003              5,404,300
                ---------------------------------------------------
                December 31, 2003               6,679,200
                ---------------------------------------------------
                March 31, 2004                  8,284,100
                ---------------------------------------------------
                June 30, 2004                   9,758,100
                ---------------------------------------------------

                ---------------------------------------------------
                September 30, 2004             10,968,100
                ---------------------------------------------------
                December 31, 2004              12,707,200
                ---------------------------------------------------
                March 31, 2005                 13,852,300
                ---------------------------------------------------
                June 30, 2005                  15,130,500
                ---------------------------------------------------
                September 30, 2005             16,408,700
                ---------------------------------------------------
                December 31, 2005              17,754,000
                ---------------------------------------------------
                March 31, 2006                 19,001,400
                ---------------------------------------------------
                June 30, 2006                  20,279,600
                ---------------------------------------------------
                September 30, 2006             21,584,200
                ---------------------------------------------------
                December 31, 2006              22,914,100
                ===================================================

     D. Consolidated Leverage Ratio. At the end of each Fiscal Quarter of the Borrower Group set forth below (after giving effect to any incurrence of Indebtedness and any payment of principal of Indebtedness on such day), no Borrower shall permit the Consolidated Leverage Ratio to be greater than the ratios set forth below:

               ==================================================
                       Date             Consolidated Leverage
                                                Ratio
               --------------------------------------------------
               December 31, 2003             10.0 to 1.0
               --------------------------------------------------
               March 31, 2004                5.9 to 1.0
               --------------------------------------------------
               June 30, 2004                 4.0 to 1.0
               --------------------------------------------------
               September 30, 2004            3.0 to 1.0
               --------------------------------------------------
               December 31, 2004             2.25 to 1.0
               --------------------------------------------------
               March 31, 2005                2.0 to 1.0
               --------------------------------------------------
               June 30, 2005                 2.0 to 1.0
               --------------------------------------------------
               September 30, 2005            2.0 to 1.0
               --------------------------------------------------

               --------------------------------------------------
               December 31, 2005             2.0 to 1.0
               --------------------------------------------------
               March 31, 2006                2.0 to 1.0
               --------------------------------------------------
               June 30, 2006                 2.0 to 1.0
               --------------------------------------------------
               September 30, 2006            2.0 to 1.0
               --------------------------------------------------
               December 31, 2006             2.0 to 1.0
               --------------------------------------------------

     E. Consolidated Interest Coverage Ratio. At the end of each Fiscal Quarter of the Borrower Group, no Borrower shall permit the Consolidated Interest Coverage Ratio to be less than the ratios set forth below:

               ==================================================
                       Date             Consolidated Interest
                                           Coverage Ratio
               --------------------------------------------------
               December 31, 2003             1.6 to 1.0
               --------------------------------------------------
               March 31, 2004                2.75 to 1.0
               --------------------------------------------------
               June 30, 2004                 3.0 to 1.0
               --------------------------------------------------
               September 30, 2004            3.0 to 1.0
               --------------------------------------------------
               December 31, 2004             3.0 to 1.0
               --------------------------------------------------
               March 31, 2005                3.0 to 1.0
               --------------------------------------------------
               June 30, 2005                 3.0 to 1.0
               --------------------------------------------------
               September 30, 2005            3.0 to 1.0
               --------------------------------------------------
               December 31, 2005             3.0 to 1.0
               --------------------------------------------------
               March 31, 2006                3.0 to 1.0
               --------------------------------------------------
               June 30, 2006                 3.0 to 1.0
               --------------------------------------------------
               September 30, 2006            3.0 to 1.0
               --------------------------------------------------
               December 31, 2006             3.0 to 1.0
               --------------------------------------------------

     F. Consolidated Fixed Charge Coverage Ratio. At the end of each Fiscal Quarter of the Borrower Group, no Borrower shall permit the Consolidated Fixed Charge Coverage Ratio to be less than the ratios set forth below:

               ==================================================
                       Date           Consolidated Fixed Charge
                                           Coverage Ratio
               --------------------------------------------------
               December 31, 2003             1.2 to 1.0
               --------------------------------------------------
               March 31, 2004                1.25 to 1.0
               --------------------------------------------------
               June 30, 2004                 1.3 to 1.0
               --------------------------------------------------
               September 30, 2004            1.3 to 1.0
               --------------------------------------------------
               December 31, 2004             1.3 to 1.0
               --------------------------------------------------
               March 31, 2005                1.3 to 1.0
               --------------------------------------------------
               June 30, 2005                 1.3 to 1.0
               --------------------------------------------------
               September 30, 2005            1.3 to 1.0
               --------------------------------------------------
               December 31, 2005             1.3 to 1.0
               --------------------------------------------------
               March 31, 2006                1.75 to 1.0
               --------------------------------------------------
               June 30, 2006                 1.75 to 1.0
               --------------------------------------------------
               September 30, 2006            1.75 to 1.0
               --------------------------------------------------
               December 31, 2006             1.75 to 1.0
               --------------------------------------------------

     Section 3.12 Sale or Discount of Receivables.

     (a) Section 6.9 of the Credit Agreement is amended by adding the following after the words "any of its notes or accounts receivable" in the third line thereof:

     "provided, however, that the Borrowers shall be permitted to engage a collection agency for the collection of accounts receivable that have been fully reserved for by the Borrowers and that do not, in the aggregate, exceed $500,000, and to pay such firm reasonable and customary fees which may be based on the amounts recovered by such firm."

     Section 3.13 Transactions with Shareholders and Affiliates.

     (a) Section 6.10 of the Credit Agreement is amended by adding the following new sentence after Section 6.10(v):

     "Notwithstanding anything to the contrary in this Section 6.10 and for the avoidance of doubt, the Borrowers are hereby expressly permitted to make all payments required or permitted to made to the Lenders under this Agreement and the Lender Common Stock Conversion Documents."

     Section 3.14 Events of Default.

     (a) The following Event of Default shall be added to Article VII of the Credit Agreement:

     "SECTION 7.20. KEY OFFICER.

     Michael Liss shall have failed for a period of 30 days to participate in the affairs of the Parent as the Chief Executive Officer thereof, or shall, despite continuing to hold the title of Chief Executive Officer of the Parent, no longer have the responsibilities and authority related to such executive management position as of the date of the Seventh Amendment, in each case, for any reason other than the death or disability of Michael Liss."

     Section 3.15 Assignments.

     (a) Section 9.1.B. of the Credit Agreement is amended by replacing the words "in an aggregate amount of not less than $5,000,000" in the fifth line thereof with the words "in an aggregate amount of not less than $1,000,000".

                                   ARTICLE IV.
                                 LIMITED WAIVER

     Subject to the conditions and upon the terms set forth in this Seventh Amendment and in reliance on the representations and warranties of the Borrowers set forth in Section 5.02 of this Seventh Amendment, the Lenders hereby waive any right or remedy arising in favor of the Lenders under the Credit Agreement by reason of the failure of the Borrowers to comply on June 30, 2002 with the provisions of Section 5.15 of the Credit Agreement as in effect immediately prior to the amendment set forth in Section 3.08 of this Seventh Amendment.

                                   ARTICLE V.
                                     CONSENT

     The Lenders hereby consent to the execution and delivery and performance by Parent and/or the Borrowers (as applicable) of (i) the Stock Purchase Agreement,
(ii) the Common Stock Purchase Agreement, dated as of October 30, 2002, by and between Parent and the purchasers listed on Schedule I thereto providing for the purchase and sale of the Required

Equity and (iii) each of the agreements referred to in the agreement described in clause (i) or (ii) of this sentence.

                                   ARTICLE VI.
                                  MISCELLANEOUS

     Section 6.01 Execution of this Seventh Amendment; Effectiveness.

     This Seventh Amendment is executed and shall be construed as an amendment to the Credit Agreement, and, as provided in the Credit Agreement, this Seventh Amendment forms a part thereof. This Seventh Amendment shall be effective upon the satisfaction of the following condition:

     (a) The transactions contemplated by Article II above and the Lender Common Stock Conversion Documents shall have been consummated on the terms set forth in the Lender Common Stock Conversion Documents and upon satisfaction of the conditions therein set forth.

     Section 6.02 Representations and Warranties.

     The Borrowers hereby represent and warrant to the Administrative Agent and the Lenders that (a) all consents, approvals and authorizations necessary for the Borrowers' execution, delivery and performance of this Seventh Amendment have been obtained or made and (b) this Seventh Amendment has been duly executed and delivered by the Borrowers and constitutes a legal, valid and binding obligation of each Borrower, enforceable against such Borrower in accordance with its terms.

     Section 6.03 Waiver.

     This Seventh Amendment is made in amendment and modification of, but not extinguishment of, the obligations set forth in the Credit Agreement and the other Loan Documents and, except as specifically modified pursuant to the terms of this Seventh Amendment, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. Nothing herein shall limit in any way the rights and remedies of the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents. Except for the waiver set forth in Article IV of this Seventh Amendment, the execution and delivery by the Lenders of this Seventh Amendment shall not constitute a waiver, forbearance or other indulgence with respect to any Potential Event of Default or Event of Default now existing or hereafter arising.

     Section 6.04 Counterparts; Integration; Effectiveness.

     This Seventh Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Seventh Amendment and any agreements referred to herein constitute the entire contract among the parties hereto relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. In addition to the requirements set forth above in Section 6.01, this Seventh Amendment shall become effective when it shall have been executed by each of the Borrowers and each of the Lenders, and thereafter shall be binding upon and inure to the benefit of the parties hereto and, subject to and in accordance with Section
9.16 of the Credit Agreement, their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Seventh Amendment by telecopy shall be as effective as delivery of a manually executed counterpart of this Seventh Amendment.

     Section 6.05 Severability.

     Any provision of this Seventh Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality or enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

     Section 6.06 Governing Law.

     This Seventh Amendment shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflicts of law provisions thereof, other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York.

     Section 6.07 Headings.

     Article and Section headings used herein are for convenience of reference only, are not part of this Seventh Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Seventh Amendment.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                        FIBERNET OPERATIONS, INC.

                                        By: /s/ Michael S. Liss
                                            ------------------------------
                                        Name:   Michael S. Liss
                                        Title:  President


                                        DEVNET L.L.C.

                                        By: /s/ Michael S. Liss
                                            ------------------------------
                                        Name:   Michael S. Liss
                                        Title:  Chairman


                                        DEUTSCHE BANK AG NEW YORK BRANCH

                                        By: /s/ David J. Bell
                                            ------------------------------
                                            Name:   David J. Bell
                                            Title:  Director

                                        By: /s/ Alexander Richarz
                                            ------------------------------
                                            Name:   Alexander Richarz
                                            Title:  Vice President


                                        WACHOVIA INVESTORS, INC.

                                        By: /s/ Matthew Berk
                                            ------------------------------
                                            Name:   Matthew Berk
                                            Title:  Authorized Officer


                                        BANK ONE, N.A.

                                        By: /s/ Michele L. Quentin
                                            ------------------------------
                                            Name:   Michele L. Quentin
                                            Title:  Assistant Vice President

                                        IBM CREDIT CORPORATION

                                        By: /s/ Luc Grenon
                                            ------------------------------
                                            Name:   Luc Grenon
                                            Title:  Director, Credit Operations


                                        NORTEL NETWORKS INC.

                                        By: /s/ Elias Makris
                                            ------------------------------
                                            Name:   Elias Makris
                                            Title:  Director, Customer Finance


                                        TORONTO DOMINION (TEXAS), INC.


                                        By: /s/ Jane Nixon
                                            ----------------------------
                                            Name:   Jane Nixon
                                            Title:  Vice President